INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED SEPTEMBER 30, 2020 TO THE PROSPECTUSES
DATED DECEMBER 20, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Defensive Equity ETF (DEF)
(the “Fund”)
Effective November 1, 2020, the number of shares in a Creation Unit for the Fund will be decreased from 50,000 to 10,000. Therefore, effective November 1, 2020, all references to “50,000 Shares” with respect to the number of shares comprising a Creation Unit of the Fund are removed and replaced with “10,000 Shares.”
Please Retain This Supplement for Future Reference.
P-SIFT-PRO-EQI-SUP-5 093020